AFL-CIO HIT Video Transcript (176 seconds)

Text: AFL-CIO Housing Investment Trust Economically Targeted Investments Summit 2023

Lou Antonellis, Business Manager/Financial Security, Local 103 IBEW: All of us are here because we are committed to making Boston stronger by investing in solutions that provide high quality, affordable housing that create a virtuous cycle of good union jobs.

Chang Suh, Chief Executive Officer, AFL-CIO Housing Investment Trust: The Housing Investment Trust for over 60 years has been showing the world that you can take pension capital, you can invest it, generate competitive returns, and you can create careers, you can impact neighborhoods, families, on and on.

Deborah Goldberg, Massachusetts State Treasurer: At times like this, the mission is more important than ever and the AFL-CIO Housing Investment Trust is an example of the kind of work that can be done when we work together. This ETI conference is happening at the right time, in the right place, and with the right people.

Erik Forman, Affordable Housing Researcher, CUNY Graduate Center, Consultant to HIT: Labor is once again leading the way with partners in government to put labor's capital to work to build high quality affordable housing for working people.

Christopher Pak, Director of Economically Targeted Investments, Office of the NYC Comptroller: It's not only the right thing to do, but it's the smart thing to do to make money for the pension systems in a prudent way.

Doug Moseley, Partner, New England Pension Consultants: From our perspective, the goal is kind of a win-win, right. It's to meet the risk and return objectives of the pension fund.

Kenzie Bok, Incoming Administrator, Boston Housing Authority: This partnership between organized labor, investment capital, and public housing, to me, it represents the essential foundation for a better Boston, where all people from all walks of life can really put down roots and thrive.

Sean McGarvey, President, North America’s Building Trades Unions, HIT Trustee: These investments will boost housing development and economic growth all across this country. And we want to continue to do our part to help our partners like HIT.

Trinh Nguyen, Chief of Worker Empowerment, City of Boston: And we know that new financing options like AFL-CIO Housing Investment Trust’s are going to be critical if you want to meet these goals.

John Moriarty, President, John Moriarty & Associates, Inc., Contractor: Labor is the essential foundation and by investing in labor, it's the down payment and it pays rewards forever.

Suzy Depina-Correia, Local 103 IBEW, Second Year Apprentice, Building Pathways Graduate: Since shortly after I started taking care of my mother, I've been lucky enough to benefit from affordable housing. Economically Targeted Investments is the key to making sure more people such as myself have a pathway to the trades, a pathway into staying in the areas we grew up in and now work in.

Maura Healey, Governor of Massachusetts: It is about empowerment. You're talking about incredibly important investments in housing. I appreciate all the work that you're looking to do to expand access to construction careers, to careers in the trades, because they create the economic opportunities for both mobility and transformation in this state.

Text: AFL-CIO Housing Investment Trust www.aflcio-hit.com

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